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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) August 14, 2003


                           Q COMM INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)



              Utah                    001-31718                87-0674277
-------------------------------    ----------------       --------------------
(State or other jurisdiction of    (Commission File          (IRS Employer
         incorporation)                 Number)            Identification No.)



                              1145 South 1680 West
                                Orem, Utah 84058
               (Address Of Principal Executive Office) (Zip Code)



        Registrant's telephone number, including area code (801) 226-4222



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          (Former name or former address, if changed since last report)



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Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits:

Exhibit
Number                             Description
------                             -----------

99.1 Press release dated August 14, 2003, announcing the Registrant's results of operations for the six and three months ended June 30, 2003.


Item 12: Results of Operations and Financial Condition.

            On August 14, 2003, the Registrant issued a press release announcing its financial results for the six and three months ended June 30, 2003. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       Q Comm International, Inc.

Dated:  August 20, 2003                By: /s/ Paul C. Hickey
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                                           Paul C. Hickey
                                           Chief Executive Officer